UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2024

MOSAIC IMMUNOENGINEERING, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22182	84-1070278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9114 Adams Ave., #202

Huntington Beach, California 94646

(Address of principal executive offices, and zip code)

Registrant’s telephone number, including area code: (657) 208-0890

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On May 21, 2024, KMJ Corbin & Company LLP (“KMJ”) resigned as Mosaic ImmunoEngineering, Inc.  (the “Company” or “Mosaic”) independent registered public accounting firm because KMJ’s partners and professional staff joined Crowe LLP. The Company’s Audit Committee approved the resignation on the same day.

The reports of KMJ on the Company’s consolidated financial statements for the two most recently completed fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that KMJ’s audit report on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and 2022 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recently completed fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through the date of resignation, there were no disagreements between the Company and KMJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KMJ, would have caused KMJ to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s consolidated financial statements. During the Company’s two most recently completed fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through the date of resignation, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided KMJ with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that KMJ furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from KMJ is filed as Exhibit 16.1 hereto.

New Certifying Accountant

The Company engaged Rose, Snyder & Jacobs LLP as its new independent registered public accounting firm on May 22, 2024. During the Company’s two most recently completed fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through the date of engagement of Rose, Snyder & Jacobs LLP, neither the Company nor anyone on behalf of the Company consulted with Rose, Snyder & Jacobs LLP regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
16.1	KMJ Letter submitted to the Securities and Exchange Commission dated May 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mosaic ImmunoEngineering, Inc.

Date: May 21, 2024	By: /s/ Steven King
Steven King
President and Chief Executive Officer, Director

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